UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2011

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Ernst & Young, LLP as independent auditor, (iii) approve the compensation of executives as disclosed in the proxy statement (a non-binding advisory resolution) and (iv) vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the proxy statement (a non-binding advisory vote).

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of shareholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal).  The shareholders’ vote ratified the appointment of the independent auditor.  The proposal to approve the compensation of executives as disclosed in the Company’s proxy statement, through an advisory resolution, was approved. The advisory vote on the frequency of future advisory votes on executive compensation was held, and the option of “1 Year” received the greatest number of votes of the Company’s shareholders.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the shareholders as follows:

Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Fabrikant	18,141,302	200,345	1,041,708
Pierre de Demandolx	18,202,218	139,429	1,041,708
Richard Fairbanks	16,985,915	1,355,732	1,041,708
Blaine V. Fogg	18,021,557	320,090	1,041,708
John C. Hadjipateras	16,743,499	1,598,148	1,041,708
Oivind Lorentzen	18,195,246	146,401	1,041,708
Andrew R. Morse	14,772,398	3,569,249	1,041,708
Christopher Regan	18,079,639	262,008	1,041,708
Steven Webster	15,335,845	3,005,002	1,041,708
Steven J. Wisch	18,259,748	81,899	1,041,708

Approval of Compensation of Executives
(Non-Binding Advisory Resolution)

Votes For	Votes Against	Abstain	Broker Non-Votes
14,995,584	2,748,038	598,025	1,041,708

Frequency of Vote to Approve Compensation of Executives
(Non-Binding Advisory Resolution)

Every 1 year	Every 2 years	Every 3 years	Abstain	Broker Non- Votes
10,890,053	46,307	6,796,992	608,296	1,041,707

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year.  In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory vote on executive compensation in the Company’s proxy statement every year until the next advisory vote on the frequency of advisory votes on executive compensation.

Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non- Votes
19,227,095	151,068	5,192	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

Date: May 27, 2011	By:	/s/ Paul Robinson
		Name:	Paul L. Robinson
		Title:	Senior Vice President, General Counsel and Corporate Secretary